Yadkin Financial Corporation NYSE: YDKN 2014 Q2 Investor Presentation July 2014

Important information 2 Forward Looking Statements Information in this presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties that could cause actual results to differ materially, including without limitation, reduced earnings due to larger than expected credit losses reduced earnings due to larger credit losses; the rate of delinquencies and amount of loans charged-off; the adequacy of the level of our allowance for loan losses and the amount of loan loss provisions required in future periods; costs or difficulties related to the integration of banks we may acquire may be greater than expected; results of examinations by our regulatory authorities, including the possibility that the regulatory authorities may, among other things, require us to increase our allowance for loan losses or write-down assets; the amount of our loan portfolio collateralized by real estate, and the weakness in the commercial real estate market; our ability to maintain appropriate levels of capital; adverse changes in asset quality and resulting credit risk-related losses and expenses; increased funding costs due to market illiquidity, increased competition for funding, and increased regulatory requirements with regard to funding; significant increases in competitive pressure in the banking and financial services industries; changes in the interest rate environment which could reduce anticipated or actual margins; changes in political conditions or the legislative or regulatory environment, including the effect of recent financial reform legislation on the banking industry; general economic conditions, either nationally or regionally and especially in our primary service area, becoming less favorable than expected resulting in, among other things, a deterioration in credit quality; our ability to retain our existing customers, including our deposit relationships; changes occurring in business conditions and inflation; changes in monetary and tax policies; ability of borrowers to repay loans, which can be adversely affected by a number of factors, including changes in economic conditions, adverse trends or events affecting business industry groups; risks associated with a failure in or breach of our operational or security systems or infrastructure, or those of our third party vendors and other service providers or other third parties, including as a result of cyber attacks, which could disrupt our businesses, result in the disclosure or misuse of confidential or proprietary information, damage our reputation, increase our costs and cause losses; changes in accounting principles, policies or guidelines; changes in the assessment of whether a deferred tax valuation allowance is necessary; our reliance on secondary sources such as FHLB advances, sales of securities and loans, federal funds lines of credit from correspondent banks and out-of-market time deposits, to meet our liquidity needs; and changes in the securities markets. Additional factors that could cause actual results to differ materially are discussed in the Company’s filings with the Securities and Exchange Commission ("SEC"), including without limitation its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, and its Current Reports on Form 8-K. Information in this presentation also contains forward-looking statements with respect to the recent merger of VantageSouth Bancshares, Inc. (“VantageSouth”) with and into the Company. These statements involve risks and uncertainties that could cause actual results to differ materially from those anticipated by such forward-looking statements, including without limitation: potential deposit attrition, higher than expected costs, customer loss and business disruption associated with business integration, including, without limitation, potential difficulties in maintaining relationships with key personnel, and technological integration. The forward-looking statements in this presentation speak only as of the date of this presentation, and the Company does not assume any obligation to update such forward-looking statements. Pro Forma and combined numbers contained in this presentation are used for illustrative purposes only and do not reflect the combined results of the Company and VantageSouth. Non‐GAAP Measures Statements included in this presentation include non‐GAAP measures and should be read along with the accompanying tables to the July 23, 2014 presentation and earnings release which provide a reconciliation of non‐GAAP measures to GAAP measures and may be found at https://www.snl.com/irweblinkx/doc.aspx?IID=4140013&DID=28714921. Management believes that these non‐GAAP measures provide additional useful information that allows readers to evaluate the ongoing performance of the Company without regard to transactional activities. Non‐GAAP measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider the Company's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. Non‐GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the Company's results or financial condition as reported under GAAP.

North Carolina’s largest community banking franchise 3 Financial data as of 6/30/2014, market data as of 7/24/2014 (VSB market data as of 7/3/2014) * Does not include impact of purchase accounting Financial Highlights – 6/30/2014 YDKN VSB Pro Forma* Ticker: YDKN VSB YDKN Market Capitalization ($mm): $259 $334 $593 Assets ($bn): $1.8 $2.1 $4.0 Gross Loans ($bn): $1.4 $1.4 $2.8 Deposits ($bn): $1.5 $1.7 $3.2 Tangible Common Equity ($mm): $164 $208 $372 Total Branches: 33 41 74 Union Brunswick Cumberland Moore Lee Alamance Orange Iredell Wake Pitt Carteret Onslow Craven Watauga Perquimans Ashe Wilkes Yadkin Washington Currituck Hyde Johnston York Dare Tyrrell Cherokee Stanly Cabarrus Vance Richmond Anson Florence Marion Darlington Marlboro Barnwell Greenwood Dillon Chesterfield Lancaster Columbus Lenoir Wayne Cleveland Rutherford Sampson Richland Greenville Halifax Alleghany Mitchell Avery McDowell McCormick Transylvania Martin Jackson Cherokee Graham Swain Haywood Hertford Northampton Dorchester Bamberg Jasper Charleston Colleton Allendale Beaufort Alexander Beaufort Bertie Bladen Buncombe Burke Caldwell Camden Caswell Catawba Chatham Chowan Clay Davidson Davie Duplin Edgecombe Forsyth Franklin Gaston Gates Granville Greene Guilford Harnett Henderson Hoke Jones Lincoln Macon Madison Montgomery Nash Pamlico Pender Person Polk Randolph Robeson Rockingham Rowan Scotland Stokes Surry Warren Wilson Yancey Abbeville Aiken Anderson Berkeley Calhoun Chester Clarendon Edgefield Fairfield Georgetown Hampton Horry Kershaw Laurens Lee Lexington Newberry Oconee Orangeburg Pickens Saluda Spartanburg Sumter Union Williamsburg Charlotte Raleigh Mecklenburg New Hanover Durham Investment Thesis:  Experienced management • Management team has an average of over 25 years of experience  Merger integration on track • Systems and organizational design completed • Conversion is progressing on time and on budget  Growth markets • Centered in one of the fastest-growing regions in the U.S.  Positive business momentum • Both Yadkin and VantageSouth have posted strong operating results through Q2 • Business diversification is important consideration  Conservative balance sheet • Positioned for normalized rate environment • Strong asset quality metrics • Significant credit mark from YDKN and prior acquisitions  Building a highly-profitable, Carolinas-based bank:

Experienced management with deep local ties 4  Deep community banking relationships in the Carolinas and Virginia  Proven ability to execute organic and strategic growth initiatives • Grew RBC Centura from $2bn to $30bn in assets through organic growth and over 25 mergers and acquisitions Years Prior Experience Name Title Experience Employer Position Joseph H. Towell Chairman of the Board 36 Yadkin Financial President & Chief Executive Officer First Union Managing Director Terry S. Earley Chief Financial Officer 30 RBC Bank Chief Financial Officer Chief Operating Officer W. Mark DeMarcus Chief Operating Officer 28 Yadkin Financial Chief Operating Officer Edwin H. Shuford Chief Credit Officer 27 Yadkin Financial Chief Credit Officer Credit/Risk Officer Wachovia Bank Senior Vice President Scott M. Custer President & Chief Executive Officer 31 RBC Bank Chief Executive Officer RBC Centura President Steven W. Jones Chief Banking Officer 19 RBC Bank President – Carolinas First Citizens Bank RBC Centura President – Personal & Business Banking RBC Centura

Located in growth markets

- Target footprint centers around the I-85 growth corridor, a key US "mega-region" for the next 40 years
  - Raleigh MSA is projected to grow by over 2x the national average between 2014 – 2019
    - Driven by education, technology, healthcare, and government
  - Charlotte is the 17th largest U.S. city with a population of 796,921
    - 3rd fastest growing big city in the U.S. in 2013
  - 3+ million people to be added in NC by 2030; over 1 million in VA
  - NC is projected to be the 7th largest state in 2030, up from 10th currently
  - 13 Fortune 500 companies headquartered in NC
    - 7 currently headquartered in Charlotte metro area
    - Sealed Air Corp. (#345) announced relocation to Charlotte from NJ on July 23
  - NC is the #1 state for corporate relocations and has been for 8 of the past 9 years
  - NC claimed top spot in Site Selection magazine's listing of the best business climates in North America for the last 3 years

Population Comparison
(650 Mile Radius)

	Pop. (mm)	% of U.S.
Charlotte	**164.2**	**53%**
Atlanta	139.9	45%
New York	116.2	37%
Total U.S. Population:	**311,212,863**	



66
64
95
Richmond
81
85
77
Winston-Salem
Raleigh/Durham
40
26
85
Charlotte
95
40
Greenville
77
20
Wilmington
26
Charleston
95

Projected Population Growth ('14 - '19)

Raleigh MSA	Charlotte MSA	U.S.
8.2%	6.3%	3.5%

Sources: SNL Financial, Relocation data from Site Selection magazine; all other data from U.S. Census Bureau and Charlotte Chamber of Commerce

5

YADKIN FINANCIAL CORPORATION

Franchise concentrated in top North Carolina MSAs 6 Source: SNL Financial, Greater Raleigh Chamber of Commerce, and Charlotte Chamber of Commerce Wake County (Raleigh-Cary) Employed Workforce Top 10 North Carolina MSAs (Ranked by projected population growth)  Raleigh ranked #1 on Forbes Best Place for Business list for 2014  Charlotte’s unemployment rate (5.9%) – down 1.4% from this time last year – is below North Carolina (6.7%) and the national average (6.1%)  41% of Yadkin deposits are in the Raleigh and Charlotte MSAs  Over half of deposit base is in North Carolina’s Top 10 MSAs with projected 5-year growth well in excess of national averages Mecklenburg County (Charlotte) Employed Workforce Proj. Pop. Proj. HHI Yadkin Financial Growth Growth # of Market % of Rank MSA '14 - '19 '14 - '19 Branches Share Franchise 1 Dunn, NC 9.7% 1.6% 2 Jacksonville, NC 8.5% 4.2% 1 1.2% 0.4% 3 Myrtle Beach-Conway, SC-NC 8.3% (6.2%) 1 0.3% 0.6% 4 Raleigh, NC 8.2% 5.1% 9 2.6% 19.3% 5 Wilmington, NC 6.5% 2.1% 3 2.5% 3.4% 6 Fayetteville, NC 6.3% 6.1% 1 0.9% 0.9% 7 Charlotte-Concord-Gastonia, NC-SC 6.3% 2.4% 17 0.3% 21.5% 8 Durham-Chapel Hill, NC 6.1% 2.8% 3 1.9% 4.6% 9 Asheville, NC 5.2% 3.8% 10 B ne, NC 5.0% 8.1% 2 12.3% 3.4% Yadkin Financial 6.9% 3.7% 37 0.7% 54.0% North Carolina 4.8% 3.2% United States 3.5% 4.6% 437,111 423,660 431,560 436,765 454,346 461,561 481,147 400,000 415,000 430,000 445,000 460,000 475,000 490,000 2008 2009 2010 2011 2012 2013 April '14 Wake County Unemployment: 4.7% 439,759 414,165 422,062 432,165 453,490 466,476 479,469 400,000 415,000 430,000 445,000 460,000 475,000 490,000 2008 2009 2010 2011 2012 2013 May '14

Merger integration on track 7  Financial Assumptions: • One-time costs on track with majority expected by Dec 31, 2014 • $10 million cost save assumption remains valid; some realization occurred in Q2  Integration and System Conversion: On schedule for completion in late Q3 2014 RESPONSIBILITY: STATUS: • Successful bilateral system and organizational design process Completed • Core and periphery systems selection Completed • Organizational design and selection Completed • Product mapping Completed • Employee training Developed & underway • Mortgage training Underway • Mortgage conversion Scheduled for early August • Customer communication and initiation of rebrand Scheduled for August – September • Final system conversion Scheduled for weekend of September 19 – 21

Positive business momentum 8 Combined Core Pre-Tax, Pre-Provision Earnings* ($000) Combined Operating Efficiency Ratio* (%) Combined Gross Loans Outstanding ($mm) $13,171 $13,352 $13,943 $13,461 $15,057 $12,500 $13,250 $14,000 $14,750 $15,500 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 $2,639 $2,687 $2,748 $2,765 $2,788 $2,600 $2,650 $2,700 $2,750 $2,800 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 72.1% 70.8% 69.1% 69.4% 65.9% 60.0% 65.0% 70.0% 75.0% Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Combined Pre-Tax, Pre-Provision Operating ROAA* (%) 1.39% 1.40% 1.43% 1.40% 1.54% 1.20% 1.30% 1.40% 1.50% 1.60% Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 *Excludes gain on acquisition, realized securities gains and losses, and merger and conversion costs

Earnings profile 9  Pre-tax, pre-provision operating earnings increased 11.9% from $13.5mm to $15.1mm  Net interest income declined (0.3%) due to lower loan yields • Partially offset by lower interest-bearing liability rates • Loan origination balanced between floating and fixed rates  Combined net recoveries of $593k were primary driver of negative provision of $427k  Operating non-interest income growth driven by diversification as slight decline in mortgage and SBA was offset by deposit fees and other  Continued expense discipline and early merger efficiencies reduced operating non-interest expense by (18.6%) on an annualized basis *Excludes gain on acquisition, realized securities gains and losses, and merger and conversion costs For the Quarter Ended, ($ in thousands) 2014Q1 2014Q2 Net interest income 35,752$ 35,626$ Provision for loan losses 830 (427) Net interest income after provision for loan losses 34,922 36,053 Operating non-interest income 8,236 8,538 Operating non-interest expense 30,527 29,107 Operating income before taxes & M&A costs 12,631$ 15,484$ Gain on sales of available for sale securities 1,128 220 Merger and conversion costs 2,561 2,617 Restructuring charges 836 93 Income (loss) before income taxes 10,362 12,994 Income tax expense (benefit) 4,340 5,062 Net income (loss) 6,022 7,932 Dividends and accretion on preferred stock 936 608 Net income (loss ) to common stockholders 5,086 7,324 Pre-tax, pre-provision operating earnings (Non-GAAP)* 13,461 15,057

Diversified business model

Spread Based Business Lines

Commercial Banking

- 51 Commercial Bankers covering the Carolinas
- Combined loan portfolio of $1.9bn with an average rate of 4.43%
- Loan production of $406mm YTD through Q2
- Deposit production of $65mm YTD through Q2
- Increased focus on Treasury and Merchant Services linked to $100mm+ in deposit pipeline

Retail Banking

- 74 Branch locations across the Carolinas with combined loan portfolio of $539mm
- Loan production of $54mm YTD through Q2
- Deposit production of $79mm YTD through Q2
- Strong focus on referrals to key business partners (Merchant Services, Mortgage, and Wealth Management)
- Revamped and streamlined consumer lending small business processes and supporting technology

Builder Finance

- Started in Jan. 2013; originated over $146mm and generated over $800k profit in first year
- $130mm new originations YTD and $1.5mm profit through Q2
- Current portfolio: $135mm committed and $85mm outstanding balance; 68 borrowers; average rate of 5.54%; average loan size of $155k
- 83% of portfolio is high-velocity vertical construction
- 17% of portfolio is horizontal (land, lots, and A&D) but strategic to supply the vertical loans

Fee Based Business Lines

SBA Lending

- Preferred Lender with SBA
- #1 Ranked SBA Lender in NC
- Leadership has over 90 years of combined GGL experience; 12 BDOs (six outside of NC)
- Closed loan volume of $56mm YTD through Q2 (96% increase over same time period in 2013)
- Premium fee income in excess of $4.3mm YTD through Q2
- Conducting business in 23 states in eastern U.S.
- Awarded 2013 Platinum Award from U.S. SBA

Mortgage Origination

- Originations of $153mm YTD through Q2
- Strong cross-selling and fee income opportunities
- Multiple secondary options; direct agency relationship and diverse investor relationships
- Purchase focused model; purchases currently 68% of total volume; 25% government backed originations
- Operational costs scaled for optimal efficiency

Wealth Management

- Assets Under Management (AUM) of $250mm; over 4,000 clients
- Aligned resources; average $150mm in deposits to 1 FA; 1:4 FA to Branch ratio
- Provide advisory services, estate planning, trust services, high net worth insurance, P&C insurance, and life insurance solutions

Note: New loan originations represent total loan commitments originated in each respective period

10

YADKIN FINANCIAL CORPORATION

$1,701 $2,010 $1,368 $991 $1,124 $3,642 $2,023 $1,630 $1,340 $1,299 $1,058 $1,525 $1,884 $2,341 $2,121 $1,401 $1,259 $1,066 $1,025 $1,264 $2,842 $2,848 $2,671 $2,539 $2,730 $0 $3,000 $6,000 $9,000 $12,000 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Other Mortgage SBA Other service charges Service charges & fees on deposits accounts Diverse drivers of non-interest income growth 11 Combined Non-Interest Income Composition* ($000) *Excludes gain on acquisition and realized securities gains and losses $8,619 $9,665 $10,644 $8,236 $8,538  Linked quarter growth of 3.7% driven by deposit fees, wealth management, merchant business, and BOLI  SBA fee income declined slightly from Q1 2014, but is up over 100% from Q2 2013 and pipelines remain robust • $25.1mm of production in Q2 2014, with YTD production of $55.7mm • Sales were $17.0mm in Q2 2014 at an average premium of 11.9%  Mortgage income declined slightly from Q1 2014, pipeline remains strong and significant cost were taken out in Q2 2014 as management focused on right-sizing the combined mortgage operation with production and revenue levels

$9,276 $8,564 $7,809 $7,909 $7,601 $1,425 $1,479 $1,472 $1,305 $1,284 $4,359 $4,498 $4,649 $4,382 $4,281 $18,962 $17,814 $17,306 $16,931 $15,941 $0 $8,000 $16,000 $24,000 $32,000 $40,000 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Combined Non-Interest Expense Composition* ($000) Non-interest expense continues positive downward trend 12  Combined non-interest expense declined 18.6% in Q2 2014 on an annualized basis • Driven by continued focus on cost reduction and realization of early merger redundancies  Mortgage reduced back-office support in Q2 2014 by $1mm annualized *Operating non-interest expense excludes merger/conversion costs and restructuring charges Total Non-Interest Expense $45,983 $32,832 $31,835 $33,924 $31,817 One-time charges ($11,961) ($477) ($599) ($3,397) ($2,710) Operating Non-Interest Expense* $34,022 $32,355 $31,263 $30,527 $29,107 $2,884 $4,687 $4,569 $4,376 $4,006 $644 $1,075 $1,105 $1,096 $1,030 $1,547 $2,408 $2,497 $2,600 $2,636 $5,991 $11,009 $10,034 $9,452 $9,014 $0 $4,000 $8,000 $12,000 $16,000 $20,000 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Other Data Processing Occupancy & Equipment Salaries & Benefits $2,884 $4,687 $4,569 $4,376 $4,006 $644 $1,075 $1,105 $1,096 $1,030 $1,547 $2,408 $2,497 $2,600 $2,636 $5,991 $11,009 $10,034 $9,452 $9,014 $0 $4,000 $8,000 $12,000 $16,000 $20,000 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Other Data Processing Occupancy & Equipment Salaries & Benefits $2,884 $4,687 $4,569 $4,376 $4,006 $644 $1,075 $1,105 $1,096 $1,030 $1,547 $2,408 $2,497 $2,600 $2,636 $5,991 $11,009 $10,034 $9,452 $9,014 $0 $4,000 $8,000 $12,000 $16,000 $20,000 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Other Data Processing Occupancy & Equipment Salaries & Benefits $2,884 $4,687 $4,569 $4,376 $4,006 $644 $1,075 $1,105 $1,096 $1,030 $1,547 $2,408 $2,497 $2,600 $2,636 $5,991 $11,009 $10,034 $9,452 $9,014 $ $4 $8,000 $12,00 $16, $20,000 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Other Data Processing Occupancy & Equipment Salaries & Ben fits $31,263 $32,355 $34,022 $30,527 $29,107 14.4% reduction in operating non-interest expense since Q2 2013

Conservatively structured balance sheet

- Loan growth of approximately $24mm; drive by C&I and CRE in Charlotte and Raleigh
- Remain disciplined in terms of pricing and credit
  - Not willing to chase loan growth down the credit curve or with excessive duration
- Non-interest bearing demand deposits grew by 9.2% from $486mm to $531mm; Now represent 16.7% of total deposits
- Non-time deposits grew to 64.3% of total deposits in Q2 2014, up from 63.5% of total deposits in Q2 2014

Tier 1 Leverage Ratio – Holding Company



14.0%
10.0%
6.0%
2.0%
8.5%
11.9%
8.7%
12.2%
Q1 2014
Q2 2014
VantageSouth
Yadkin

Combined Balance Sheet[(1)]

(Dollars in thousands)	As of the Quarter Ended, 2014Q1	2014Q2
Assets:		
Cash and due from banks	$ 63,223	$ 70,929
Federal funds & interest-earning deposits	71,738	80,097
Investment securities	677,443	656,754
Loans held for sale	18,120	26,354
Loans	2,764,624	2,788,436
Allowance for loan losses	(23,735)	(23,900)
Premises and equipment, net	84,746	84,416
Foreclosed assets	12,333	12,057
Other assets	251,185	267,209
Total assets	**$ 3,919,677**	**$ 3,962,352**
Liabilities:		
Deposits:		
Non-interest demand	$ 486,295	$ 531,231
Interest-bearing demand	587,364	576,504
Money market and savings	946,319	942,067
Time deposits	1,163,440	1,135,818
Total deposits	3,183,418	3,185,620
Short-term borrowings	178,583	213,379
Long-term debt	110,917	105,892
Accrued interest & other liabilities	20,962	23,620
Total liabilities	**$ 3,493,880**	**$ 3,528,511**
Stockholders' equity:		
Preferred stock	$ 28,405	$ 28,405
Common stock & other equity	397,392	405,436
Total stockholders' equity	425,797	433,841
Total liabilities and stockholders' equity	**$ 3,919,677**	**$ 3,962,352**

(1) Does not include impact of purchase accounting

13

YADKIN FINANCIAL CORPORATION

VantageSouth Loan Loss Reserves Breakdown ($ in thousands) Non-Purchased Impaired Loans Purchased Impaired (SOP 03-3) Total ALLL balance at 3/31/14 5,163$ 2,050$ 7,213$ Net charge-offs (226) 0 (226) Provision for loan losses 431 33 464 ALLL balance at 6/30/14 5,368$ 2,083$ 7,451$ Remaining purchase accounting mark 11,948 13,506 25,454 Total effective reserve 17,316 15,589 32,905 Loan balances(1) 1,210,875$ 157,693$ 1,368,568$ ALLL (%) 0.44% 1.32% 0.53% Remaining credit mark (%) 0.65% 8.56% 1.56% Remaining interest rate mark (%) 0.34% 0.00% 0.30% Effective reserve (%) 1.43% 9.89% 2.39% Asset quality improving – significant credit marks remain 14 42.4% 34.8% 29.4% 28.6% 28.5% 22.3% 22.0% 21.3% 17.0% 16.9% 10.0% 20.0% 30.0% 40.0% 50.0% Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 VantageSouth Yadkin Classified Asset Ratio(3) – Bank Level (1) Non-purchased impaired loan balances include $18.4 million of SBA guaranteed loan balances (2) Does not include impact of purchase accounting (3) Classified Asset Ratio = Classified Assets / (Tier 1 Capital + Loan Loss Reserves) Yadkin Loan Loss Reserves Breakdown(2) ($ in thousands) Q2 2014 ALLL balance at 3/31/14 16,522$ Net recoveries 819 Provision for loan losses (891) ALLL balance at 6/30/14 16,449$ Gross loan balance 1,435,564$ ALLL / Loans (%) 1.15% Estimated Credit Mark $46,800 % of Portfolio 3.26%

75% 100% 125% 150% 175% 200% 225% 250% Dec-12 Feb-13 Apr-13 Jun-13 Aug-13 Oct-13 Dec-13 Feb-14 Apr-14 Jun-14 Pric e C han ge VSB KBW Regional Bank S&P 500 YDKN Source: SNL Financial Peers includes Southeast institutions with assets between $3.0 - $10.0 billion, NPAs / Assets less than 3.0% and LTM ROAA greater than 0.50% Trading multiples based on closing prices as of 7/23/2014 *Mean consensus EPS estimates as compiled by FactSet 15 Price Performance Since December 30, 2012 33.2% 39.3% 110.7% 34.0% 11.6x 12.2x 12.3x 12.7x 12.8x 12.9x 13.2x 14.1x 15.2x 15.5x 16.1x 18.3x YDKN WSBC SFNC UBSH UCBI CHCO SSB RNST HOMB UBSI PNFP OZRK Price / 2015 Estimated EPS* Comparable Bank Average Price / 2015 EPS* = 14.1x Attractive valuation

Investment highlights 16 Strong operating performance Experienced Management Scale through successful combination of two premier community banks Excellent credit quality Diverse business lines and revenue streams Conservative balance sheet

VantageSouth Bancshares, Inc. NYSE: YDKN Contact: Terry Earley (919) 659-9015 terry.earley@vsb.com Yadkin Financial Corporation NYSE: YDKN Contact: Terry Earley (919) 659-9015 terry.earley@vsb.com